UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2017 (October 6, 2017)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On October 13, 2017, Caesars Entertainment Corporation’s (“CEC” or “the Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose these previously announced events:

(1)	the merger of Caesars Acquisition Company with and into CEC, with CEC as the surviving company; and

(2)	CEC’s acquisition of CEOC, LLC.
The Initial Form 8-K disclosed that the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment to the Initial 8-K not later than 71 calendar days after the date on which the Initial 8-K was required to be filed.
Following further analysis, the Company has determined that such financial statements or pro forma financial information is not required under Item 9.01. Accordingly, the Company hereby amends Item 9.01(a) and Item 9.01(b) of the Initial 8-K to eliminate the references to the subsequent filing of historical financial statements and pro forma financial information, respectively.
Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired
None.

(b)	Pro forma financial information.
None.

(d)	Exhibits.

Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger, dated as of July  9, 2016, by and between Caesars Acquisition Company and Caesars Entertainment Corporation (Filed as Exhibit 2.1 to CEC’s Form 8-K filed with the Commission on July 11, 2016 and incorporated herein by this reference).

2.2
First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of February  20, 2017, by and between Caesars Entertainment Corporation and Caesars Acquisition Company (Filed as Exhibit 2.1 to CEC’s Form 8-K filed with the Commission on February 21, 2017 and incorporated herein by this reference).

2.3
Third Amended Joint Plan of Reorganization, filed with the United States Bankruptcy Court for the Northern District of Illinois in Chicago on January 13, 2017, at Docket No. 6318 (Filed as Exhibit 2.6 to CEC’s Form S-4 filed with Commission on March 13, 2017, as amended by Amendment No. 1 to such registration statement on Form S-4 filed with the Commission on June 5, 2017 and Amendment No. 2 to such registration statement on Form S-4 filed with the Commission on June 20, 2017 and incorporated herein by this reference).

3.1
Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 3.7 to CEC’s Form 10-K filed with the Commission on March 15, 2012 and incorporated herein by this reference).

3.2
Amendment, dated October 6, 2017, to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 4.2 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).

3.3
Amendment, dated October 6, 2017, to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 4.3 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).

3.4
Amendment, dated October 6, 2017, to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 4.4 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).

3.5	Bylaws of Caesars Entertainment Corporation, dated October 6, 2017 (Filed as Exhibit 4.5 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).
4.1
Indenture, dated as of October 6, 2017, between Caesars Entertainment Corporation and Delaware Trust Company, as trustee, relating to the 5.00% Convertible Senior Notes due 2024(Filed as Exhibit 4.1 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

Exhibit No.	Description
4.2
Indenture, dated as of April  17, 2014, among Caesars Growth Properties Holdings, LLC, Caesars Growth Properties Finance, Inc. and U.S. Bank National Association, as trustee, relating to the 9.375% Second-Priority Senior Secured Notes due 2022 (Filed as Exhibit 4.1 to CAC’s Form 8-K filed with the Commission on April 17, 2014 and incorporated herein by this reference).

10.1
Lease (CPLV), dated as of October 6, 2017, by and among CPLV Property Owner LLC, Desert Palace LLC, Caesars Entertainment Operating Company, Inc. and CEOC, LLC, relating to the CPLV Facilities (Filed as Exhibit 10.1 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.2
Lease (Non-CPLV), dated as of October 6, 2017, by and among the entities listed on Schedules A and B thereto and CEOC, LLC, relating to the Non-CPLV Facilities (Filed as Exhibit 10.2 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.3
Lease (Joliet), dated as of October 6, 2017, by and between Harrah’s Joliet Landco LLC and Des Plaines Development Limited Partnership, relating to the Joliet Facilities (Filed as Exhibit 10.3 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.4
Trademark License Agreement, dated as of October 6, 2017, between Caesars License Company, LLC and Desert Palace LLC (Filed as Exhibit 10.4 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.5
Golf Course Use Agreement, dated as of October 6, 2017, by and among Rio Secco LLC, Cascata LLC, Chariot Run LLC, Grand Bear LLC, Caesars Enterprise Services, LLC, CEOC, LLC and, solely for purposes of Section 2.1(c) thereof, Caesars License Company, LLC (Filed as Exhibit 10.5 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.6
Management and Lease Support Agreement, dated as of October  6, 2017, by and among Desert Palace LLC, Caesars Entertainment Operating Company, Inc., CEOC, LLC, CPLV Manager, LLC, Caesars Entertainment Corporation, CPLV Property Owner LLC, and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC relating to the CPLV Facilities (Filed as Exhibit 10.6 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.7
Management and Lease Support Agreement, dated as of October 6, 2017, by and among CEOC, LLC, the entities listed therein, Non-CPLV Manager, LLC, Caesars Entertainment Corporation and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC relating to the Non-CPLV Facilities (Filed as Exhibit 10.7 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.8
Management and Lease Support Agreement, dated as of October 6, 2017, by and among Des Plaines Development Limited Partnership, Joliet Manager, LLC, Caesars Entertainment Corporation, Harrah’s Joliet Landco LLC and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC relating to the Joliet Facilities (Filed as Exhibit 10.8 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.9
Right of First Refusal Agreement, dated as of October 6, 2017, between Caesars Entertainment Corporation and VICI Properties L.P. (Filed as Exhibit 10.9 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.1
Tax Matters Agreement, dated as of October 6, 2017, between Caesars Entertainment Corporation, CEOC, LLC, VICI Properties Inc., VICI Properties L.P. and CPLV Property Owner LLC (Filed as Exhibit 10.10 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.11
Credit Agreement, dated as of October 6, 2017, among Caesars Entertainment Operating Company, Inc., CEOC, LLC, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as Joint Bookrunners and Credit Suisse Securities (USA) LLC as Syndication Agent and Documentation Agent (Filed as Exhibit 10.11 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.12
Second Amended and Restated Omnibus License and Enterprise Services Agreement, dated as of October 6, 2017, among Caesars Entertainment Operating Company, Inc., Caesars Growth Properties Holdings, LLC, Caesars Entertainment Resort Properties LLC, Caesars License Company, LLC, Caesars World LLC and Caesars Enterprise Services, LLC (Filed as Exhibit 10.12 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.13
Contribution Agreement, dated as of October 6, 2017, between Caesars Entertainment Corporation and Hamlet Holdings LLC (Filed as Exhibit 10.13 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

Exhibit No.	Description
10.14
Registration Rights Agreement, dated as of October 21, 2013, by and among Caesars Acquisition Company, Caesars Growth Partners, LLC, HIE Holdings, Inc., Harrah’s BC, Inc., Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings, Series LLC and Co-Invest Hamlet Holdings B, LLC (Filed as Exhibit 10.4 to CAC’s Form 8-K filed on October 24, 2013 and incorporated herein by this reference).

10.15
First Lien Credit Agreement, dated as of May  8, 2014, among Caesars Growth Properties Parent, LLC, Caesars Growth Properties Holdings, LLC, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, J.P Morgan Securities LLC, Morgan Stanley & Co. LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as Co-Lead Arrangers and Bookrunners (Filed as Exhibit 10.2 to CAC’s Form 8-K filed on May 9, 2014 and incorporated herein by this reference).

10.16
Incremental Assumption Agreement and Amendment No. 1 relating to the First Lien Credit Agreement dated as of May 8, 2014, among Caesars Growth Properties Parent, LLC, Caesars Growth Properties Holdings, LLC, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, dated as of April 27, 2017 (Filed as Exhibit 10.1 to CAC’s Form 8-K filed on April 28, 2017 and incorporated herein by this reference).

10.17
Letter Agreement, dated as of October 6, 2017, between Caesars Enterprise Services, LLC and Timothy R. Donovan (Filed as Exhibit 10.17 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.18	Caesars Acquisition Company 2014 Performance Incentive Plan (Filed as Exhibit 10.1 to CAC’s Form 8-K filed with the Commission on April 16, 2014 and incorporated herein by this reference).
10.19
Caesars Entertainment Corporation Amended and Restated Escrow Agreement, dated as of December 12, 2016, between Caesars Entertainment Corporation and Wells Fargo Bank, N.A. (Filed as Exhibit 10.19 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.20
Caesars Entertainment Corporation Second Amended and Restated Executive Deferred Compensation Trust Agreement, dated as of December 12, 2016, between Caesars Entertainment Corporation and Wells Fargo Bank, N.A. (Filed as Exhibit 10.20 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

99.1	Press Release (Filed as Exhibit 99.1 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).
99.2	Press Release (Filed as Exhibit 99.2 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).
99.3
Separation Agreement, dated as of October 6, 2017, between Caesars Entertainment Operating Company, Inc. and VICI Properties Inc. (Filed as Exhibit 99.3 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger, dated as of July  9, 2016, by and between Caesars Acquisition Company and Caesars Entertainment Corporation (Filed as Exhibit 2.1 to CEC’s Form 8-K filed with the Commission on July 11, 2016 and incorporated herein by this reference).

2.2
First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of February  20, 2017, by and between Caesars Entertainment Corporation and Caesars Acquisition Company (Filed as Exhibit 2.1 to CEC’s Form 8-K filed with the Commission on February 21, 2017 and incorporated herein by this reference).

2.3
Third Amended Joint Plan of Reorganization, filed with the United States Bankruptcy Court for the Northern District of Illinois in Chicago on January 13, 2017, at Docket No. 6318 (Filed as Exhibit 2.6 to CEC’s Form S-4 filed with Commission on March 13, 2017, as amended by Amendment No. 1 to such registration statement on Form S-4 filed with the Commission on June 5, 2017 and Amendment No. 2 to such registration statement on Form S-4 filed with the Commission on June 20, 2017 and incorporated herein by this reference).

3.1
Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 3.7 to CEC’s Form 10-K filed with the Commission on March 15, 2012 and incorporated herein by this reference).

3.2
Amendment, dated October 6, 2017, to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 4.2 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).

3.3
Amendment, dated October 6, 2017, to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 4.3 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).

3.4
Amendment, dated October 6, 2017, to the Second Amended and Restated Certificate of Incorporation of Caesars Entertainment Corporation, dated February 8, 2012 (Filed as Exhibit 4.4 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).

3.5	Bylaws of Caesars Entertainment Corporation, dated October 6, 2017 (Filed as Exhibit 4.5 to CEC’s Form S-8 filed with the Commission on October 6, 2017 and incorporated herein by this reference).
4.1
Indenture, dated as of October 6, 2017, between Caesars Entertainment Corporation and Delaware Trust Company, as trustee, relating to the 5.00% Convertible Senior Notes due 2024(Filed as Exhibit 4.1 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

4.2
Indenture, dated as of April  17, 2014, among Caesars Growth Properties Holdings, LLC, Caesars Growth Properties Finance, Inc. and U.S. Bank National Association, as trustee, relating to the 9.375% Second-Priority Senior Secured Notes due 2022 (Filed as Exhibit 4.1 to CAC’s Form 8-K filed with the Commission on April 17, 2014 and incorporated herein by this reference).

10.1
Lease (CPLV), dated as of October 6, 2017, by and among CPLV Property Owner LLC, Desert Palace LLC, Caesars Entertainment Operating Company, Inc. and CEOC, LLC, relating to the CPLV Facilities (Filed as Exhibit 10.1 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.2
Lease (Non-CPLV), dated as of October 6, 2017, by and among the entities listed on Schedules A and B thereto and CEOC, LLC, relating to the Non-CPLV Facilities (Filed as Exhibit 10.2 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.3
Lease (Joliet), dated as of October 6, 2017, by and between Harrah’s Joliet Landco LLC and Des Plaines Development Limited Partnership, relating to the Joliet Facilities (Filed as Exhibit 10.3 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.4
Trademark License Agreement, dated as of October 6, 2017, between Caesars License Company, LLC and Desert Palace LLC (Filed as Exhibit 10.4 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.5
Golf Course Use Agreement, dated as of October 6, 2017, by and among Rio Secco LLC, Cascata LLC, Chariot Run LLC, Grand Bear LLC, Caesars Enterprise Services, LLC, CEOC, LLC and, solely for purposes of Section 2.1(c) thereof, Caesars License Company, LLC (Filed as Exhibit 10.5 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.6
Management and Lease Support Agreement, dated as of October  6, 2017, by and among Desert Palace LLC, Caesars Entertainment Operating Company, Inc., CEOC, LLC, CPLV Manager, LLC, Caesars Entertainment Corporation, CPLV Property Owner LLC, and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC relating to the CPLV Facilities (Filed as Exhibit 10.6 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

Exhibit No.	Description
10.7
Management and Lease Support Agreement, dated as of October 6, 2017, by and among CEOC, LLC, the entities listed therein, Non-CPLV Manager, LLC, Caesars Entertainment Corporation and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC relating to the Non-CPLV Facilities (Filed as Exhibit 10.7 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.8
Management and Lease Support Agreement, dated as of October 6, 2017, by and among Des Plaines Development Limited Partnership, Joliet Manager, LLC, Caesars Entertainment Corporation, Harrah’s Joliet Landco LLC and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC relating to the Joliet Facilities (Filed as Exhibit 10.8 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.9
Right of First Refusal Agreement, dated as of October 6, 2017, between Caesars Entertainment Corporation and VICI Properties L.P. (Filed as Exhibit 10.9 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.10
Tax Matters Agreement, dated as of October 6, 2017, between Caesars Entertainment Corporation, CEOC, LLC, VICI Properties Inc., VICI Properties L.P. and CPLV Property Owner LLC (Filed as Exhibit 10.10 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.11
Credit Agreement, dated as of October 6, 2017, among Caesars Entertainment Operating Company, Inc., CEOC, LLC, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as Joint Bookrunners and Credit Suisse Securities (USA) LLC as Syndication Agent and Documentation Agent (Filed as Exhibit 10.11 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.12
Second Amended and Restated Omnibus License and Enterprise Services Agreement, dated as of October 6, 2017, among Caesars Entertainment Operating Company, Inc., Caesars Growth Properties Holdings, LLC, Caesars Entertainment Resort Properties LLC, Caesars License Company, LLC, Caesars World LLC and Caesars Enterprise Services, LLC (Filed as Exhibit 10.12 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.13
Contribution Agreement, dated as of October 6, 2017, between Caesars Entertainment Corporation and Hamlet Holdings LLC (Filed as Exhibit 10.13 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.14
Registration Rights Agreement, dated as of October 21, 2013, by and among Caesars Acquisition Company, Caesars Growth Partners, LLC, HIE Holdings, Inc., Harrah’s BC, Inc., Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC, Co-Invest Hamlet Holdings, Series LLC and Co-Invest Hamlet Holdings B, LLC (Filed as Exhibit 10.4 to CAC’s Form 8-K filed on October 24, 2013 and incorporated herein by this reference).

10.15
First Lien Credit Agreement, dated as of May  8, 2014, among Caesars Growth Properties Parent, LLC, Caesars Growth Properties Holdings, LLC, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, J.P Morgan Securities LLC, Morgan Stanley & Co. LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as Co-Lead Arrangers and Bookrunners (Filed as Exhibit 10.2 to CAC’s Form 8-K filed on May 9, 2014 and incorporated herein by this reference).

10.16
Incremental Assumption Agreement and Amendment No. 1 relating to the First Lien Credit Agreement dated as of May 8, 2014, among Caesars Growth Properties Parent, LLC, Caesars Growth Properties Holdings, LLC, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, dated as of April 27, 2017 (Filed as Exhibit 10.1 to CAC’s Form 8-K filed on April 28, 2017 and incorporated herein by this reference).

10.17
Letter Agreement, dated as of October 6, 2017, between Caesars Enterprise Services, LLC and Timothy R. Donovan (Filed as Exhibit 10.17 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.18	Caesars Acquisition Company 2014 Performance Incentive Plan (Filed as Exhibit 10.1 to CAC’s Form 8-K filed with the Commission on April 16, 2014 and incorporated herein by this reference).
10.19
Caesars Entertainment Corporation Amended and Restated Escrow Agreement, dated as of December 12, 2016, between Caesars Entertainment Corporation and Wells Fargo Bank, N.A. (Filed as Exhibit 10.19 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

10.20
Caesars Entertainment Corporation Second Amended and Restated Executive Deferred Compensation Trust Agreement, dated as of December 12, 2016, between Caesars Entertainment Corporation and Wells Fargo Bank, N.A. (Filed as Exhibit 10.20 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

Exhibit No.	Description
99.1	Press Release (Filed as Exhibit 99.1 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).
99.2	Press Release (Filed as Exhibit 99.2 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).
99.3
Separation Agreement, dated as of October 6, 2017, between Caesars Entertainment Operating Company, Inc. and VICI Properties Inc. (Filed as Exhibit 99.3 to CEC’s Form 8-K filed with the Commission on October 6, 2017 and incorporated herein by this reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	November 1, 2017	By:	/S/ KEITH A. CAUSEY
Keith A. Causey
Senior Vice President and Chief Accounting Officer